NEIMAN FUNDS Neiman Large Cap Value Fund Supplement dated May 9, 2011 to the Prospectus dated August 2, 2010

     Effective May 9, 2011 the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to limit total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) not to exceed 1.45% of its average daily net assets through July 31, 2012. The fee waiver will automatically terminate on July 31, 2012 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before July 31, 2012. Therefore, page 3 of the Neiman Large Cap Value Fund’s prospectus dated August 2, 2010 is deleted and replaced with the following:

Summary Section

Investment Objective

• The Neiman Large Cap Value Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution12b-1 Fees	None
Other Expenses
Interest Expense	0.00%
Remainder of Other Expenses	0.83%
Acquired Fund Fees and Expenses(a)	0.04%
Total Annual Fund Operating Expenses	1.87%
Fee Waiver/Expense Reimbursement(b)	(0.38%)
Total Annual Fund Operating Expenses After Waiver and Reimbursements	1.49%

     (a)The Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

     (b)Effective May 9, 2011 the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to limit total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) not to exceed 1.45% of its average daily net assets through July 31, 2012. The fee waiver will automatically terminate on July 31, 2012 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before July 31, 2012. The Board of Trustees may terminate the fee waiver at any time.

     This supplement and the Prospectus dated August 2, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference.